SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated as of March 6, 2007 (this "Agreement"), is made by Advanced Photonix, Inc., a Delaware corporation (the "Borrower"), Silicon Sensors, Inc., a Delaware corporation ("SSI"), and Picometrix, LLC, a Delaware limited liability company ("PI")(collectively, with their respective successors and permitted assigns the "Debtors" and each a "Debtor" ), in favor of Fifth Third Bank (the "Bank").

RECITALS

A. The Borrower has entered into a Business Loan Agreement dated of even date herewith (as amended, supplemented, extended, restated or otherwise modified from time to time, including any agreement entered into in substitution therefor, the "Loan Agreement"), with the Bank pursuant to which the Bank may make Loans (as defined therein) to the Borrower. Each of SSI and PI have entered into a Guaranty dated of even date herewith pursuant to which they guaranteed all of the obligations and liabilities of the Borrower to the Bank.

B. Under the terms of the Loan Agreement, the Debtors are required to grant to the Bank, a first-priority security interest, subject only to security interests expressly permitted by the Loan Agreement, in and to the Collateral hereinafter described.

Accordingly, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

1.1 Terms. The following terms herein used shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

"Bank" is defined in the recitals to this Agreement.

"Borrower" is defined in the recitals to this Agreement.

"Capital Stock" means (i) in the case of any corporation, all capital stock (whether common, preferred or any other type) and any securities exchangeable for or convertible into capital stock and any warrants, rights or other options to purchase or otherwise acquire capital stock or such securities or any other form of equity securities, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distribution of assets of, the issuing Person.

“Collateral” is defined in Section 2.1.

"Debtor" and "Debtors" is defined in the preamble to this Agreement.

"Event of Default" means any failure to pay when due (whether at stated maturity, by acceleration or otherwise) any Secured Liabilities or the occurrence of any Event of Default under and as defined in the Loan Agreement.

"Loan Agreement " is defined in the recitals to this Agreement.

"Lien" means any pledge, assignment, hypothecation, mortgage, security interest, deposit arrangement, option, conditional sale or title retaining contract, sale and leaseback transaction, financing statement filing, lessor's or lessee's interest under any lease, subordination of any claim or right, or any other type of lien, charge, encumbrance, preferential arrangement or other claim or right.

"Loan Documents" means the Loan Agreement and all of the documents, agreements and instruments among the Debtors, any of their Subsidiaries, the Bank, or any of them, at any time evidencing or securing the repayment of, or otherwise pertaining to, the Secured Liabilities.

"Permitted Liens" means Liens permitted by the Loan Agreement .

"Receivables" means all accounts, payment intangibles, chattel paper and instruments.

“Secured Liabilities” means all loans, advances or other financial accommodations, including any renewals or extensions thereof, from the Bank to Borrower or any Guarantor and any and all liabilities and obligations of any and every kind and nature heretofore, now or hereafter owing from Borrower or any Guarantor to the Bank or any affiliate of Fifth Third Bancorp (including, without limitation, Fifth Third Securities, Inc.), however incurred or evidenced, whether primary, secondary, contingent or otherwise, whether arising under the Loan Agreement, under any other security agreement(s), promissory note(s), guaranty(s), mortgage(s), lease(s), instrument(s), document(s), contract(s), letter(s) of credit or similar agreement(s) heretofore, now or hereafter executed by Borrower or any Guarantor and delivered to the Bank, or by oral agreement or by operation of law plus all interest, costs, expenses and reasonable attorney fees which may be made or incurred by the Bank in the disbursement, administration or collection of such liabilities and obligations and in the protection, maintenance and liquidation of the Collateral.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of Michigan; provided, that if, with respect to any UCC financing statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to the Bank is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than Michigan, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of any UCC financing statement relating to such perfection or effect of perfection or non-perfection.

1.2 Loan Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Loan Agreement .

1.3 UCC Definitions. Unless otherwise defined herein or in the Loan Agreement or the context otherwise requires, and whether or not capitalized, terms for which meanings are provided in Article 8 or Article 9 of the UCC are used in this Agreement, including its preamble and recitals, with such meanings. Without limiting the foregoing, accounts, chattel paper, commercial tort claims, certificated security, control, deposit accounts, documents, farm products, fixtures, electronic chattel paper, equipment, general intangibles, goods, instruments, inventory, investment property, letter-of-credit rights, negotiable instruments, payment intangibles, securities and software, whether or not capitalized, shall have the meanings ascribed thereto in the UCC.

SECURITY AGREEMENT

ARTICLE 2
GRANT OF SECURITY INTEREST

2.1 Grant of Security Interest. To secure the prompt and complete payment of all Secured Liabilities, for value received and pursuant to the Loan Agreement, each of the Debtors hereby grants, assigns and transfers to the Bank a first-priority security interest, subject only to Permitted Liens, in and to the following described assets whether now owned or existing or hereafter acquired or arising and wherever located (all of which is herein collectively called the "Collateral"):

(a) All of each Debtor's accounts, documents, instruments, general intangibles (including without limitation all tax refund claims, payment intangibles and software, but excluding any intellectual property owned, in-licensed or otherwise controlled by any Debtor), deposit accounts, letter-of-credit rights and chattel paper, further including, but without limitation, all supporting obligations and all monies and claims for money due or to become due to any Debtor, all security held or granted to any Debtor;

(b) All of each Debtor's investment property (including without limitation all Capital Stock and other securities, securities entitlements, securities accounts, commodity contracts and commodity accounts);

(c) All of each Debtor's equipment, inventory, farm products, fixtures and all other goods, whether used by any Debtor or any other person, or leased by any Debtor to any person and whether the interest of Debtors is as owner, lessor, lessee or otherwise;

(d) All of each Debtor's commercial tort claims (including without limitation as a plaintiff); and

(e) All other present and future personal property of each Debtor (whether tangible or intangible), including but not limited to all products and proceeds, accessions, stock rights, stock dividends, liquidating dividends, new securities, payments, distributions and proceeds (including cash dividends and sale proceeds) of or relating to any of the property described in this Section 2.1, other property to which any Debtor may become entitled by reason of the ownership of any of the property described in this Section 2.1, all books, records, databases, information and other property relating to, evidencing, or embodying any of the property described in this Section 2.1, all payments under insurance (whether or not the Bank is named as a loss payee thereof) and any other amount payable with respect to any of the property described in this Section 2.1.

ARTICLE 3
REPRESENTATIONS AND COVENANTS

The Debtors further represent, warrant, covenant, and agree with the Bank as follows:

3.1 Ownership of Collateral; Security Interest Priority.  At the time any Collateral becomes subject to a security interest of the Bank hereunder, unless the Bank shall otherwise consent, the Debtors shall be deemed to have represented and warranted that (a) a Debtor is the lawful owner of such Collateral or has the power to transfer the Collateral and have the right and authority to subject the same to the security interest of the Bank; and (b) other than Permitted Liens, none of the Collateral is subject to any Lien other than that in favor of the Bank and there is no effective financing statement or other filing covering any of the Collateral on file in any public office, other than in favor of the Bank. Upon filing of financing statements in the appropriate jurisdictions, this Agreement creates in favor of the Bank a valid first-priority perfected security interest, subject only to Permitted Liens, in the Collateral in which a security interest may be perfected by the filing of a financing statement, enforceable against each Debtor and all third parties and securing the payment of the Secured Liabilities. The Debtors authorize the Bank to file financing statements describing the Collateral as determined by the Bank and if requested will execute and deliver to the Bank all documents and take such other actions as may from time to time be requested by the Bank in order to maintain a first perfected security interest in, and if applicable, possession and control of, the Collateral. The Debtors further ratify and consent to the filing of any financing statement by the Bank which may have been filed prior to the date hereof. The Debtors will keep the Collateral free at all times from any and all Liens other than Permitted Liens. The Debtors will not, without the prior written consent of the Bank, sell, lease, license, transfer, assign or otherwise dispose, or permit or suffer to be sold, leased, licensed, transferred, assigned or otherwise disposed, any of the Collateral, except for, prior to an Event of Default only (notwithstanding any other agreement), any assets permitted to be sold, leased, licensed, transferred, assigned or otherwise disposed under the Loan Agreement. The Bank or its attorneys may at any and all reasonable times inspect the Collateral and for such purpose upon reasonable notice to the Debtors may enter upon any and all premises where the Collateral is or might be kept or located, subject to any limitations, if any, in the Loan Agreement.

SECURITY AGREEMENT

3.2 Names; Locations. Each Debtor represents and warrants that Schedule 2 sets forth the following for each Debtor: (a) the jurisdiction in which each Debtor is located for purposes of Sections 9-301 and 9-307 of the UCC; (b) the address of each Debtor's chief executive office; (c) each location a secured party would have filed a UCC financing statement to perfect a security interest in equipment, inventory and general intangibles owned by each Debtor in the past five years; (d) each trade name or other name (other than its name set forth on the signature page hereto) used by each Debtor; and (e) each Debtor’s federal taxpayer identification number (and, during the four months preceding the date hereof, such Debtor has not had any other federal taxpayer identification number) and state organizational number. During the past four months preceding the date hereof, no Debtor has been known by any legal name different from the one set forth on the signature page hereto, nor has such Debtor been the subject of any merger or other corporate reorganization during the past five years. The name set forth on the signature page is the true and correct name of such Debtor. No Debtor will change its name or place of incorporation or organization or federal taxpayer identification number except upon 30 days’ prior written notice to the Bank.

3.3 Insurance.  The Debtors shall keep the tangible Collateral insured at all times against loss by theft, fire and other casualties. Said insurance shall be issued by a company rated A or better by Best and shall be in amounts sufficient to protect the Bank against any and all loss or damage to the Collateral. The policy or policies which evidence said insurance shall be delivered to the Bank upon request, shall contain a lender loss payable clause in favor of the Bank, shall name the Bank as an additional insured, as its interest may appear, shall not permit amendment, cancellation or termination without giving the Bank at least 30 days prior written notice thereof, and shall otherwise be in form and substance satisfactory to the Bank. Reimbursement under any liability insurance maintained by the Debtors pursuant to this Section 3.3 may be paid directly to the person who shall have incurred liability covered by such insurance. In the case of any loss to tangible Collateral, the proceeds shall be paid and used as follows:

(a) if there is any Event of Default (whether before or after any event which caused any reimbursement under any insurance) has occurred and is continuing, such reimbursement shall be paid to the Bank for application to the Secured Liabilities.

(b) if no Event of Default (whether before or after any event which caused any reimbursement under any insurance) has occurred and is continuing and such reimbursement is less than $250,000, the Debtors may use the proceeds of such insurance solely to repair or replace the property damaged, provided that if such repair or replacement cannot be accomplished within 180 days after such reimbursement amount is received or if the reimbursement amount is greater than $250,000, the proceeds of such insurance shall be paid to the Bank for application to the Secured Liabilities; and, provided, further, if the amount of such reimbursement is greater than $100,000, upon the request of the Bank, such insurance proceeds that are allowed to be used to repair or replace hereunder may be held by the Bank in a cash collateral account, and disbursed by the Bank as and when needed to pay for such allowed replacements and repairs (or applied to the Secured Obligations if Event of Default occurs).

SECURITY AGREEMENT

The Debtors hereby appoint the Bank or any employee or agent of the Bank as Debtors' attorney-in-fact, which appointment is coupled with an interest and irrevocable, and, if such insurance claims or proceeds are required to be paid to the Bank, authorize the Bank or any employee or agent of the Bank, on behalf of the Debtors, to adjust and compromise any loss under said insurance and to endorse any check or draft payable to the Debtors in connection with returned or unearned premiums on said insurance or the proceeds of said insurance, and any amount so collected may be applied toward satisfaction of the Secured Liabilities, provided, however, that the Bank shall not be required hereunder so to act.

3.4 Taxes, Etc.  The Debtors will pay promptly, and within the time that they can be paid without interest or penalty, any taxes, assessments and similar imposts and charges, not being contested in good faith, which are now or hereafter may become a Lien upon any of the Collateral. If the Debtors fail to pay any such taxes, assessments or other imposts or charges in accordance with this Section, the Bank shall have the option to do so and the Debtors agree to repay forthwith all amounts so expended by the Bank with interest at the prime-based rate set forth in the Loan Agreement .

3.5 Maintenance of Collateral.  The Debtors will cause the tangible Collateral material to the conduct of its business to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall forthwith, or, in the case of any loss or damage to any of the tangible Collateral as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements which are necessary or desirable to such end. The Debtors shall promptly furnish to the Bank a statement respecting any material loss or damage to any of the tangible Collateral. The Debtors shall preserve and maintain all rights of the Debtors and the Bank in all material intangible Collateral, and will not subordinate, supplement or otherwise modify any claim or right of the Debtors with respect to any Collateral, or permit, consent or suffer to occur any of the foregoing, if the effect thereof is to impair, or is in any manner adverse to, the rights or interests of the Bank without the prior written consent of the Bank.

3.6  Tangible Property Location. Each Debtor agrees that it will maintain exclusive possession of its equipment and inventory, other than (a) inventory in transit in the ordinary course of business and (b) inventory and equipment which is in the possession or control of a warehouseman, bailee or other Person that has been notified of the security interest hereunder, consented to such security interest, waived any Lien it may have on such inventory and equipment and signed an agreement satisfactory to the Bank. Additionally, each Debtor will use commercially reasonable efforts to cause each lessor of real property to any Debtor to execute and deliver to the Bank an estoppel, waiver and consent agreement in form and substance acceptable to the Bank. All fixtures of any Debtor are located on the legal descriptions listed on Schedule 3.

3.7 Chattel Paper, Instruments, Investment Property, Letters of Credit and Negotiable Documents. Schedule 4 lists all chattel paper (whether tangible or electronic), instruments, investment property (including without limitation all certificated securities and other Capital Stock), letters of credit issued for the benefit of any Debtor and negotiable documents owned or held by any Debtor as of the date hereof. Each Debtor has delivered to the Bank possession of all originals of all negotiable documents, certificated securities, instruments and tangible chattel paper owned or held by such Debtor as of the date hereof, and will promptly deliver to the Bank possession of all originals of all negotiable documents, certificated securities, instruments and tangible chattel paper acquired or held by such Debtor after the date hereof, in each case duly endorsed in blank and/or accompanied by such transfer powers in form satisfactory to, and as required by, the Bank. The Debtors will cause each issuer of a letter of credit issued for the benefit of any Debtor at any time to consent to the assignment of proceeds of the letter of credit or otherwise give the Bank control of the related letter-of-credit right. With respect to any investment property (other than certificated securities) of any Debtor, such Debtor shall cause a control agreement satisfactory to the Bank relating to such investment property to be executed and delivered in favor of the Bank or otherwise take such actions to give the Bank control thereof. With respect to any electronic chattel paper of any Debtor, such Debtor shall cause take all actions required under Section 9-105 of the UCC to give the Bank control thereof.

SECURITY AGREEMENT

3.8 Deposit Accounts. Schedule 5 lists all deposit accounts of each Debtor.

3.9 Commercial Tort Claims. All commercial tort claims of any Debtor are listed on Schedule 6 attached hereto. Each Debtor shall promptly notify the Bank in writing if such Debtor reasonably believes it may be entitled to recover a commercial tort claim at any time and such Debtor shall take all such action requested by the Bank to grant to the Bank and perfect a security interest in such commercial tort claim.

3.10 Other Collateral. None of the Collateral is covered by any certificate of title, consists of aircraft, aircraft engines, ships or railcars or is otherwise of a type for which security interests or liens may be perfected by filing under any federal statute (except for certain Intellectual Property) other than as set forth on Schedule 8. Each Debtor agrees to promptly notify the Bank in writing if it acquires any Collateral covered by a certificate of title, any aircraft, aircraft engine, ship or railcar or any other asset of a type for which security interests or liens may be perfected by filing under any federal statute. The Debtors will take all further action and execute such other documents, if any, required by the Bank to grant the Bank a security interest all such Collateral.

3.11 Special Rights Regarding Receivables. The Bank or any of its agents may, at any time and from time to time in its sole discretion following an Event of Default, verify, directly with each person (collectively, the "Obligors") which owes any Receivables to any Debtor, the Receivables in any reasonable manner. The Bank or any of its agents may, at any time from time to time after and during the continuance of an Event of Default, notify the Obligors of the security interest of the Bank in the Collateral and/or direct such Obligors that all payments in connection with such obligations and the Collateral be made directly to the Bank in the Bank's name. If the Bank or any of its agents shall collect such obligations directly from the Obligors, the Bank or any of its agents shall have the right to resolve any disputes relating to returned goods directly with the Obligors in such manner and on such terms as the Bank or any of its agents shall deem appropriate. The Debtors direct and authorize any and all of its present and future Obligors to comply with requests for information from the Bank, the Bank's designees and agents and/or auditors issued pursuant to this Section, relating to any and all business transactions between the Debtors and the Obligors. The Debtors further direct and authorize all of its Obligors upon receiving a notice or request sent by the Bank or the Bank's agents or designees pursuant to this Section to pay directly to the Bank any and all sums of money or proceeds now or hereafter owing by the Obligors to the Debtors, and any such payment shall act as a discharge of any debt of such Obligor to the Debtors in the same manner as if such payment had been made directly to the Debtors. The Debtors agree to take any and all action as the Bank may reasonably request to assist the Bank in exercising the rights described in this Section.

SECURITY AGREEMENT

ARTICLE 4
REMEDIES

4.1 General Remedies. Upon the occurrence of any Event of Default, the Bank shall have and may exercise any one or more of the rights and remedies provided to it under this Agreement or any of the other Loan Documents or provided by law, including but not limited to all of the rights and remedies of a secured party under the UCC, and the Debtors hereby agree to assemble the Collateral and make it available to the Bank at a place to be designated by the Bank which is reasonably convenient to both parties, authorize the Bank to take possession of the Collateral with or without demand and in accordance with applicable law and to sell and dispose of the same at public or private sale and to apply the proceeds of such sale to the costs and expenses thereof (including reasonable attorneys' fees and disbursements, incurred by the Bank) and then to the payment and satisfaction of the Secured Liabilities. Any requirement of reasonable notice shall be met if the Bank sends such notice to the Debtors, by registered or certified mail, at least 10 days prior to the date of sale, disposition or other event giving rise to a required notice. The Bank may be the purchaser at any such sale. The Debtors expressly authorize such sale or sales of the Collateral in advance of and to the exclusion of any sale or sales of or other realization upon any other collateral securing the Secured Liabilities. The Bank shall have no obligation to preserve rights against prior parties, and the Bank shall have no obligation to clean-up or otherwise prepare the Collateral for sale. The Debtors hereby waive as to the Bank any right of subrogation or marshaling of such Collateral and any other collateral for the Secured Liabilities. To this end, the Debtors hereby expressly agree that any such collateral or other security of the Debtors or any other party which the Bank may hold, or which may come to the Bank or its, may be dealt with in all respects and particulars as though this Agreement were not in existence. The parties hereto further agree that public sale of the Collateral by auction conducted in any county in which any Collateral is located or in which the Bank or the Debtors does business after advertisement of the time and place thereof shall, among other manners of public and private sale, be deemed to be a commercially reasonable disposition of the Collateral. The Debtors shall be liable for any deficiency remaining after disposition of the Collateral. The Bank may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. The Bank may specifically disclaim any warranties of title or the like. If the Bank sells any of the Collateral upon credit, the Debtors will be credited only with payments actually made by the purchaser, received by the Bank and applied to the indebtedness of such purchaser. In the event any such purchaser fails to pay for the Collateral, the Bank may resell the collateral and the Debtors shall be credited with the proceeds of sale.

4.2 Additional Remedies; Irrevocable Proxy. (a) Upon the occurrence and during the continuance of any Event of Default, the Bank shall have also the right to vote all investment property on all questions after giving notice to the applicable Debtor of its election to exercise such rights. In the absence of any such Event of Default, the applicable Debtor shall have the right to vote all investment property on all questions, provided that voting by the applicable Debtor of all investment property shall be in conformity with performance of the obligations of the applicable Debtor under the Loan Documents.

(b) Whenever an Event of Default has occurred and is continuing, the Bank may transfer into its name, or into the name of its nominee or nominees, any or all of the investment property and, as provided above, may vote any or all of the investment property (whether or not so transferred) and may otherwise act with respect thereto as though it were the outright owner thereof, the Debtors hereby irrevocably constituting and appointing the Bank as the proxy and attorney-in-fact of the Debtors, with full power of substitution, to do so. The Bank agrees that unless an Event of Default shall have occurred and be continuing, such Debtor shall have the exclusive voting power with respect to any securities constituting Collateral, provided that no vote shall be cast, or consent, waiver, or ratification given, or action taken by such Debtor that would violate any provision of the Loan Agreement or any other Loan Document.

SECURITY AGREEMENT

(c) Whenever an Event of Default has occurred and is continuing, all proceeds, stock rights, stock dividends, liquidating dividends, new securities, payments, distributions and proceeds (including cash dividends and sale proceeds) and other property to which any Debtor may become entitled by reason of the ownership of any investment property and other Collateral shall be delivered (properly endorsed where required hereby or requested by the Bank) to the Bank.

(d) The Debtors agree that the proxy granted in this Section 5.2 is irrevocable and coupled with an interest and is and shall be both valid and irrevocable so long as the investment property is subject to this Agreement. The Debtors further acknowledge that the term of said proxy may exceed three years from the date hereof.

4.3 Special Remedies Concerning Certain Collateral.

(a) Upon the occurrence of any Event of Default, the Debtors shall, if requested to do so in writing, and to the extent so requested promptly collect and enforce payment of all amounts due the Debtors on account of, in payment of, or in connection with, any of the Collateral, hold all payments in the form received by the Debtors as trustee for the Bank, without commingling with any funds belonging to the Debtors, and forthwith deliver all such payments to the Bank with endorsement to the Bank's order of any checks or similar instruments.

(b) Upon the occurrence of any Event of Default, the Debtors shall, if requested to do so, and to the extent so requested, notify all Obligors and other persons with obligations to the Debtors on account of or in connection with any of the Collateral of the security interest of the Bank in the Collateral and direct such account debtors and other persons that all payments in connection with such obligations and the Collateral be made directly to the Bank. The Bank itself may, upon the occurrence of an Event of Default, so notify and direct any such account debtor or other person that such payments are to be made directly to the Bank.

(c) Upon the occurrence of an Event of Default, for purposes of assisting the Bank in exercising its rights and remedies provided to it under this Agreement, the Debtors (i) hereby irrevocably constitute and appoint the Bank its true and lawful attorney, for and in each Debtor's name, place and stead, to collect, demand, receive, sue for, compromise, and give good and sufficient releases for, any monies due or to become due on account of, in payment of, or in connection with the Collateral, (ii) hereby irrevocably authorize the Bank to endorse the name of the Debtors, upon any checks, drafts, or similar items which are received in payment of, or in connection with, any of the Collateral, and to do all things necessary in order to reduce the same to money, (iii) with respect to any Collateral, hereby irrevocably assent to all extensions or postponements of the time of payment thereof or any other indulgence in connection therewith, to each substitution, exchange or release of Collateral, to the addition or release of any party primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromise or adjustment (including adjustment of insurance payments) thereof, all in such manner and at such time or times as the Bank shall deem advisable and (iv) hereby irrevocably authorize the Bank to notify the post office authorities to change the address for delivery of the Debtors' mail to an address designated by the Bank, and the Bank may receive, open and dispose of all mail addressed to the Debtors. Notwithstanding any other provisions of this Agreement, it is expressly understood and agreed that the Bank shall have no duty, and shall not be obligated in any manner, to make any demand or to make any inquiry as to the nature or sufficiency of any payments received by it or to present or file any claim or take any other action to collect or enforce the payment of any amounts due or to become due on account of or in connection with any of the Collateral.

SECURITY AGREEMENT

ARTICLE 5
MISCELLANEOUS

5.1 Remedies Cumulative.  No right or remedy conferred upon or reserved to the Bank under any Loan Document is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative in addition to every other right or remedy given hereunder or now or hereafter existing under any applicable law. Every right and remedy of the Bank under any Loan Document or under applicable law may be exercised from time to time and as often as may be deemed expedient by the Bank. To the extent that it lawfully may, each Debtor agrees that it will not at any time insist upon, plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, which may affect observance or performance of any provisions of any Loan Document; nor will it claim, take or insist upon any benefit or advantage of any present or future law providing for the valuation or appraisal of any security for its obligations under any Loan Document prior to any sale or sales thereof which may be made under or by virtue of any instrument governing the same; nor will the Debtors, after any such sale or sales, claim or exercise any right, under any applicable law to redeem any portion of such security so sold.

5.2 Conduct No Waiver.  No waiver of default shall be effective unless in writing executed by the Bank and waiver of any default or forbearance on the part of the Bank in enforcing any of its rights under this Agreement shall not operate as a waiver of any other default or of the same default on a future occasion or of such right.

5.3 Governing Law; Consent to Jurisdiction.  This Security Agreement is a contract made under, and shall be governed by and construed in accordance with, the law of the State of Michigan applicable to contracts made and to be performed entirely within such State and without giving effect to choice of law principles of such State. The Debtors agree that any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby may be brought in any court of the State of Michigan, or in any court of the United States of America sitting in Michigan, and the Debtors hereby submit to and accept generally and unconditionally the jurisdiction of those courts with respect to their person and property, and irrevocably appoint its president, at each Debtor's address set forth in the Loan Agreement, as their agent for service of process and irrevocably consent to the service of process in connection with any such action or proceeding by personal delivery to such agent or to the Debtors or by the mailing thereof by registered or certified mail, postage prepaid to the Debtors at their address set forth in the Loan Agreement. Nothing in this paragraph shall affect the right of the Bank to serve process in any other manner permitted by law or limit the right of the Bank to bring any such action or proceeding against the Debtors or their property in the courts of any other jurisdiction. The Debtors hereby irrevocably waive any objection to the laying of venue of any such suit or proceeding in the above described courts. The headings of the various subdivisions hereof are for convenience of reference only and shall in no way modify any of the terms or provisions hereof.

5.4 Notices. All notices, demands, requests, consents and other communications hereunder shall be delivered in the manner described in the Loan Agreement .

5.5 Rights Not Construed as Duties.  The Bank neither assumes nor shall it have any duty of performance or other responsibility under any contracts in which the Bank has or obtains a security interest hereunder. If the Debtors fail to perform any agreement contained herein, the Bank may but is in no way obligated to itself perform, or cause performance of, such agreement, and the reasonable expenses of the Bank incurred in connection therewith shall be payable by the Debtors under Section 6.8. The powers conferred on the Bank hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and accounting for monies actually received by it hereunder, the Bank shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

SECURITY AGREEMENT

5.6 Amendments.  None of the terms and provisions of this Agreement may be modified or amended in any way except by an instrument in writing executed by each of the parties hereto.

5.7 Severability.  If any one or more provisions of this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected, impaired or prejudiced thereby.

5.8  Expenses.  (a) The Debtors will, upon demand, pay to the Bank an amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Bank may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Bank hereunder or under the other Loan Documents, or (iv) the failure of the Debtors to perform or observe any of the provisions hereof.

(b) The Debtors agree to hold harmless and indemnify the Bank from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Bank's gross negligence, breach of this Agreement, or willful misconduct.

5.9 Successors and Assigns; Termination.  This Security Agreement shall create a continuing, absolute, unconditional and irrevocable security interest in the Collateral and shall be binding upon the Debtors, their successors and assigns (including all persons who become bound as a Debtor to this Agreement), and inure, together with the rights and remedies of the Bank hereunder, to the benefit of the Bank and its successors, transferees and assigns. Upon the irrevocable payment in full in immediately available funds of all of the Secured Liabilities and the termination of all commitments to lend and letters of credit outstanding under the Loan Documents, the security interest granted hereunder shall terminate and all rights to the Collateral shall revert to the Debtors. Upon a termination of the security interest granted hereunder, Debtors shall be authorized to file termination statements, including without limitation UCC-3 termination statements with respect to any and all filings securing Bank’s interest hereunder.

5.10 Evidence of Secured Liabilities. The Bank's books and records showing the Secured Liabilities shall be admissible in any action or proceeding, shall be binding upon each Debtor for the purpose of establishing the Secured Liabilities due from the Borrower and shall constitute prima facie proof, absent manifest error, of the Secured Liabilities of the Borrower to the Bank.

SECURITY AGREEMENT

6.11 Waiver of Jury Trial.  The Bank, in accepting this Agreement, and the Debtors, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waive any right any of them may have to a trial by jury in any litigation based upon or arising out of this Agreement or any related instrument or agreement or any of the transactions contemplated by this Agreement or any course of conduct, dealing, statements (whether oral or written) or actions of any of them. Neither the Bank nor the Debtors shall seek to consolidate, by counterclaim or otherwise, any such action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by either the Bank or the Debtors except by a written instrument executed by all of them.

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SECURITY AGREEMENT

IN WITNESS WHEREOF, the Debtors have caused this Agreement to be duly executed as of the day and year first set forth above.

ADVANCED PHOTONIX, INC.

By: /s/ Richard Kurtz

Title: CEO

SILICON SENSORS, INC.

By: /s/ Richard Kurtz

Title: CEO

PICOMETRIX, LLC

By: /s/ Richard Kurtz

Title: President

Accepted and Agreed:

FIFTH THIRD BANK, as Bank

By:    /s/Tonya R. Gietzen

Title: Vice President

SECURITY AGREEMENT